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                                                                    EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 18, 1999, included in Power Integrations, Inc.'s Form 10-K for the year ended December 31, 1998.

                             /s/ Arthur Andersen LPP

San Jose, California
July 15, 1999